UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2026

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Gay Street, Suite 1610, Knoxville, TN 37929

(Address of Principal Executive Offices) (Zip Code)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 20, 2026, Provectus Biopharmaceuticals, Inc. (the “Company”) issued a press release announcing that it will hold its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) at Perkins Place, its planned new headquarters in Knoxville, Tennessee. The Annual Meeting is scheduled to be held on June 18, 2026.

Attached hereto as Exhibit 99.1, and incorporated herein by reference, is a copy of the press release.

Other Information

The Company and its directors, executive officers, and advisors may be deemed to be participants in the solicitation of proxies in connection with the proposals to be considered at the Annual Meeting. Stockholders may obtain additional information regarding the interests of those participants by reading the “Stock Ownership,” “Proposal 1 Election of Directors,” and “Certain Relationships and Related Transactions” sections of the Company’s preliminary proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 20, 2026, and, when they become available, the Company’s definitive proxy statement and other definitive proxy materials, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 26, 2026, and Quarterly Reports on Form 10-Q, as filed with the SEC.

A notice of internet availability of proxy materials with instructions for accessing the definitive proxy statement will be mailed to stockholders as of the record date of April 20, 2026. Stockholders may obtain free copies of the preliminary proxy statement and the Company’s other SEC filings electronically by accessing the SEC’s home page at http://www.sec.gov. Copies can also be obtained, free of charge, upon written request to the Company, Attn: Secretary, 800 S. Gay Street, Suite 1610, Knoxville, Tennessee 37929, (866) 594-5999.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 20, 2026

104	Cover Page Interactive Date File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2026

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Heather Raines
Heather Raines
Chief Financial Officer (Principal Financial Officer)